UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2020
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events

On March 31, 2020, Raymond James Financial, Inc. (the “Company”) closed a public underwritten offering (the “Offering”) of $500,000,000 aggregate principal amount of the Company’s 4.650% Senior Notes due 2030 (the “Notes”).  The Notes were issued pursuant to the Underwriting Agreement, dated March 26, 2020, by and among the Company and the several underwriters named therein, and the Indenture, dated as of August 10, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of March 31, 2020, between the Company and the Trustee, regarding the Notes (collectively, the “Indenture”). The issuance of the Notes was registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-225044).

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, forms or copies of which are attached as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

On March 26, 2020, the Company issued a press release announcing the pricing of the Offering and on March 31, 2020, the Company issued a press release announcing the closing of the Offering.  Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.

1.1 Underwriting Agreement, dated March 26, 2020, by and among Raymond James Financial, Inc. and the several underwriters named therein.

4.1 Indenture, dated as of August 10, 2009, by and between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Raymond James Financial, Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed with the Securities and Exchange Commission on August 20, 2009).

4.2 Seventh Supplemental Indenture, dated as of March 31, 2020, by and between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3 Form of 4.650% Senior Note due 2030 (included in Exhibit 4.2)

5.1 Opinion of E. Michael Serbanos, Esq.

5.2 Opinion of Morrison & Foerster LLP

23.1 Consent of E. Michael Serbanos, Esq. (included in Exhibit 5.1)

23.2 Consent of Morrison & Foerster LP (included in Exhibit 5.2)

99.1 Press release, dated March 26, 2020, issued by Raymond James Financial, Inc.

99.2 Press release, dated March 31, 2020, issued by Raymond James Financial, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: March 31, 2020	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
Chief Financial Officer and Treasurer